Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF

TITLE 18, UNITED STATES CODE)

In connection with the Annual Report of RiceBran Technologies (the “Company”) on Form 10-K for the year ending December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Eric Tompkins, Executive Chairman of the Company, and William J. Keneally, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2024

By: /s/ Eric Tompkins

Eric Tompkins

Director and Executive Chairman

By: /s/ William J. Keneally

William J. Keneally

Interim Chief Financial Officer and Secretary